EXHIBIT 32

CERTIFICATION OF OFFICERS
OF NATIONAL LAMPOON, INC.
PURSUANT TO 18 USC Sec. 1350

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) each of the undersigned officers of National Lampoon, Inc. (the “Company”) does hereby certify, to such officer’s knowledge, that:

(a)	The quarterly report on Form 10-QSB for the period ended January 31, 2008 of the Company fully complies with the requirements of section 13(a) or 15(b) of the Securities Exchange Act of 1934; and

(b)	Information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 14, 2008

/s/ Daniel S. Laikin
Daniel S. Laikin
Chief Executive Officer

/s/ Lorraine Evanoff
Lorraine Evanoff
Interim Chief Financial Officer